EXHIBIT 10.18

                            STEINER LEISURE LIMITED
                   NON-EMPLOYEE DIRECTORS' OPTION AGREEMENT

          This Agreement (this  "Agreement")  made as of (Date),  by and between
Steiner  Leisure  Limited,  a  Bahamas   international   business  company  (the
"Company"), and the undersigned non-employee director ("Optionee").

          The Company has granted to Optionee an option (this "Option") to purchase a total of xxx common shares ("Shares") of the Company, at the price as provided herein, and in all respects subject to the terms, definitions and provisions of the Non-Employee Directors' Share Option Plan (the "Plan") adopted by the Company and which is incorporated herein by reference. Capitalized terms used herein, but not defined, shall have the same meaning as in the Plan.

          1. EXERCISE PRICE. The exercise price of this Option is $xx.xxx for each Share, which is 100% of the Fair Market Value of the Shares as determined on the Date of Grant.

          2. VESTING AND TERM OF OPTION. Except as otherwise provided herein and in the Plan, this Option shall be exercisable one year after the Date of Grant and may not be exercised after ten years after the Date of Grant.

          3. METHOD OF EXERCISE. This Option may be exercised by giving written notice to the Secretary of the Company in the form attached hereto as Exhibit "A" (the "Exercise Notice") specifying the number of Shares to be purchased, accompanied by the full purchase price of the Shares to be purchased.

          4. METHOD OF PAYMENT. Payment of the exercise price of this Option shall be (i) in cash or by certified check, bank draft or money order payable to the order of the Company, (ii) through the delivery of Shares having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price, provided that, in the case of Shares acquired directly from the Company, such Shares have been held for at least six months or (iii) by a combination of cash and Shares, as provided in clauses (i) and (ii), above.

          5. WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable United States federal or state, or other tax withholding obligations of the Company. Where approved by the Board in its sole discretion, Optionee may provide for the payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares with respect to which this Option is exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionee to have Shares withheld for this purpose shall be made in writing in form acceptable to the Board.

          6. DELIVERY OF CERTIFICATES. The Company shall not be obligated to deliver a certificate evidencing Shares issuable under this Option (i) until, in the opinion of the Company's counsel, all applicable Bahamas and United States federal and state laws and regulations have been complied with and any applicable taxes have been paid, (ii) if the Shares are at the time traded on Nasdaq or any national securities exchange, until the Shares represented by the certificate to be delivered have been listed or are authorized to be listed on Nasdaq or such exchange and (iii) until all other legal matters in connection with the issuance and delivery of such certificate have been approved by the Company's counsel.

          7. ASSIGNMENT OR TRANSFER. Except as set forth in this Section 7, this Option may not be transferred other than by will or by the laws of descent and distribution, and during Optionee's lifetime this Option may be exercised only by Optionee. This Option may be transferred to (i) Optionee's spouse, children or grandchildren (referred to herein as "Family Members"), (ii) a trust or trusts for the exclusive benefit of Family Members or
               (iii) a partnership in which Family Members are the only partners. Any transfer pursuant to this Section 7 shall be subject to the following: (i) there shall be no consideration for such transfer, (ii) there may be no subsequent transfers without the approval of the Board and (iii) all transfers shall be made so that no liability under Section 16(b) of the Exchange Act arises as a result of such transfer. Following any transfer, this Option shall continue to be subject to the same terms andconditions as were applicable to Optionee immediately prior to transfer, with the transferee being deemed to be Optionee for such purposes, except that the events of death and termination of service described in Sections 8 and 9, below, shall continue to apply with respect to Optionee.

          8. DEATH. Upon the death of Optionee, all Options held by Optionee that are not then exercisable shall immediately become exercisable. All Options held by Optionee immediately prior to death may be exercised by Optionee's executor or administrator, or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the three years following the date of death (but not later than the Final Exercise Date); provided, however, that the Company shall be under no obligation to deliver a certificate representing Shares that may be issued pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Option.

          9. OTHER TERMINATION OF STATUS OF NON-EMPLOYEE DIRECTOR. If Optionee ceases to be a member of the Board for any reason other than death, all Options held by Optionee that are not then exercisable shall terminate three years following the date they first become exercisable. Options that are exercisable on the date of such termination shall continue to be exercisable for a period of three years following the date of termination (or until the Final Exercise Date, if earlier). Notwithstanding the foregoing, all Options held by Optionee shall terminate immediately upon the termination of Optionee's membership on the Board if such termination was based on the misconduct of Optionee. After completion of the aforesaid three-year periods, such Options shall terminate to the extent not previously exercised, expired or terminated.

          10. NOTICES. Any notice required or permitted hereunder shall be given in writing and deemed delivered when (i) personally delivered, (ii) sent by facsimile transmission and a confirmation of the transmission is received by the sender, or
                (iii) three (3) days after being deposited for delivery with a recognized overnight courier, such as Federal Express, and addressed or sent, as the case may be, to the address or facsimile number set forth below or to such other address or facsimile number as such party may in writing designate.

          11. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          12. ENTIRE AGREEMENT; GOVERNING LAW; SEVERABILITY. The Plan and Exercise Notice are incorporated herein by reference. This Agreement, the Plan and the Exercise Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and shall be interpreted in accordance with, and shall be governed by, the laws of The Bahamas, subject to any applicable United States federal or state securities laws. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

          DATE OF GRANT:

                                        STEINER LEISURE LIMITED

                                        By:---------------------------
                                           Leonard I. Fluxman
                                           Chief Operating Officer

                                        c/o CT Maritime Services, L.C.
                                        1007 North America Way, 4th Fl.
                                        Miami, Florida  33132
                                        Facsimile:  (305) 372-9310


            Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board under the Plan.


Dated: _________________   ______________

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                                             Print name


                                             ___________________
                                             Address and Facsimile Number